                          UNITED STATES DISTRICT COURT
                       FOR THE MIDDLE DISTRICT OF FLORIDA
                                       AND
                        THE SOUTHERN DISTRICT OF FLORIDA
                                       AND
                        THE NORTHERN DISTRICT OF GEORGIA


UNITED STATES OF AMERICA,                  )
                                           )
             v.                            )
                                           )        Case No. Cr. ________
KIMBERLY HOME HEALTH CARE, INC.            )
d/b/a OLSTEN KIMBERLY QUALITY CARE         )
                                           )
                             Defendant.    )


                                 PLEA AGREEMENT
                                 --------------


                 The Defendant, KIMBERLY HOME HEALTH CARE, INC. and its parent, Olsten Corporation, have engaged in plea discussions with the United States pursuant to Rule 11 (e)(1)(c) of the Federal Rules of Criminal Procedure and agree as follows:

             1. KIMBERLY HOME HEALTH CARE, INC., is a Missouri corporation, which in January, 1996 merged with Kimberly Services, Inc. (KIMBERLY). KIMBERLY, d/b/a Olsten Health Management and Olsten Kimberly Quality Care, is a wholly-owned subsidiary of Olsten Corporation ("Olsten") of Melville, New York. Olsten and its subsidiaries own, operate, manage and provide staffing services for home health agencies in several states. At all times material to this Plea Agreement, Defendant KIMBERLY engaged in the business of providing management services for home health care agencies.

             2. Upon execution of this Plea Agreement, the United States will file criminal Informations in the United States District Court for the Middle District of Florida, the United States District Court for the Southern District of Florida, and the United States District Court for the Northern District of Georgia. Defendant will waive venue and its Indictment rights and plead guilty to the crimes specified in these Informations as follows:

             a. In the Middle District of Florida, the Defendant will plead guilty to one count of Mail Fraud in violation of 18 U.S.C. ss.ss. 1341 and 2.

             b. In the Southern District of Florida, the Defendant will plead guilty to one count of Conspiracy in violation of 18 U.S.C. ss. 371.

             c. In the Northern District of Georgia, the Defendant will plead guilty to one count of offering kickbacks in violation of 42 U.S.C. ss.1320-7b.

             3. Pursuant to 18 U.S.C. ss. 3571(d), the maximum sentence to be imposed by the Courts for each Count in the Informations is a fine of the greater of twice the gross pecuniary gain, or twice the gross pecuniary loss, from the offenses charged.

             4. If acceptable to the Courts, Defendant and the United States will waive the presentence investigation and report pursuant to Rule 32 (c)(1) of the Federal Rules of Criminal Procedure and ask that Defendant be sentenced at the time the guilty plea is entered.

             5. Subject to the Courts' approvals of this Plea Agreement, Defendant will pay a criminal fine of $3,360,000 and a Special Assessment of $400, pursuant to 18 U.S.C. ss. 3013, in the Middle District of Florida, a criminal fine of $3,360,000 and a Special Assessment of $400, pursuant to 18 U.S.C. ss. 3013, in the Southern District of Florida, and a criminal fine of $3,360,000 and a Special Assessment of $400, pursuant to 18 U.S.C. ss. 3013, in the Northern District of Georgia.

             6. The United States and Defendant agree that restitution shall not be imposed as any part of Defendant's criminal sentences. In its determination not to seek restitution, the United States has taken into consideration the restitution paid pursuant to the agreement entered into between the United States, Defendant and Olsten settling civil and administrative claims and remedies (the "Civil and Administrative Settlement").

             7. The total amount of the fines, assessments, and settlement in Paragraphs 5 and 6 above shall be paid in full within five business days after entry of final judgment by the Courts.

             8. This Plea Agreement is entered into in conjunction with a corresponding Civil and Administrative Settlement between Olsten and the United States. If the Civil and Administrative Settlement is not executed by date of acceptance of the Plea Agreement by the district courts, the United States and Defendant may withdraw from this Plea Agreement.

             9. Defendant and its parent, Olsten, agree to cooperate fully and completely with the United States in any criminal, civil and/or administrative investigations and proceedings of any present and former officers, directors, employees and agents, and of any parties with whom it had or has a business or professional relationship, including but not limited to vendors, contractors, partners, joint venturers, physicians, and referral sources, in connection with the ownership, operation, and management of home health care agencies ("Relevant Lines of Business") . The extent and nature of that cooperation is more fully described in Paragraph 10 below.

            10. Defendant and its parent, Olsten, agree that such full and complete cooperation shall include but not be limited to:

             a. Defendant and Olsten will provide complete production of all non-privileged information relating to the Relevant Lines of Business, including: books, papers, documents and other objects in Defendant's and Olsten's custody and control; reports of financial and other audits; and documents reflecting severance or termination agreements with former employees. Whenever such data are retained in computerized format, Defendant and Olsten shall provide access to such data and assistance in operating the computers as is necessary to produce the data requested. Defendant and Olsten will make all reasonable efforts to facilitate access to, and encourage the cooperation of, their agents and accountants in producing information as reasonably requested by the United States.

             b. Defendant and Olsten will provide testimony and any other information deemed necessary by the United States or a court to identify or establish the original location, authenticity, or other evidentiary foundation for any documents and to authenticate such documents in any criminal, civil and administrative investigations and proceedings in which the United States is involved.

             c. Defendant and Olsten will not assert any claim of privilege, including attorney-client privilege or attorney-work product privilege, with respect to any documents or testimony requested by the United States to establish the original location, authenticity or evidentiary foundation for documents referred to in subparagraph 10(a) above.

             d. Defendant and Olsten will provide testimony and/or other information orally by competent corporate representatives as requested by the United States, to include sworn testimony before federal grand juries or in federal trials, as well as oral briefings to federal government representatives.

             e. Defendant and Olsten will take reasonable steps to facilitate access to, and encourage the cooperation of, individual current and former employees from whom testimony or information is sought in their individual capacities. Defendant and Olsten agree to advise in writing its current employees, and former employees who inform Defendant that they have been contacted by the United States, that the individual's cooperation is in the best interests of Olsten. Cooperation provided pursuant to this subparagraph will include identification of witnesses who, to Defendant's and Olsten's knowledge, may have material information related to the matters covered by the Informations.

             f.  Defendant  and  Olsten  will  provide  oral  briefings  to  law
enforcement   authorities   regarding  the  results  of  all  relevant  internal
investigations.

             g. Defendant and Olsten will retain all material records of its Relevant Lines of Business in their original form for five years from the date of execution of this Agreement. Before the expiration of the five-year period described above and before disposing of any records covered by this subparagraph, Defendant will consult with the United States Department of Justice concerning the continuing need for preserving such records.

             h. If Defendant and/or Olsten sells or otherwise divests any part of its Relevant Lines of Business within five years from the date of this Plea Agreement, and if such transaction could impair the access of Defendant, Olsten or the government to the information described in this paragraph, Defendant and/or Olsten will include in any contract for the sale of any such business an obligation on the part of the purchaser which comports with the requirements of this Plea Agreement as to the retention and production of records, and the production of information and testimony.

             i. Defendant and Olsten agree that the cooperation described in this paragraph will be ongoing, and will continue as to any investigation conducted by the Department of Justice, the Federal Bureau of Investigation, The Department of Health and Human Services, The Defense Criminal Investigative Service, the United States Postal Inspection Service and the state Medicaid Fraud Control Units commenced within five years of the date of execution of this Plea Agreement.

            11. Defendant agrees to disclose to the Criminal Division, Fraud Section of the Department of Justice any evidence of misconduct that management has grounds, after appropriate inquiry, to believe may constitute a violation of federal law or regulation regarding the activities, past and present, of any employees, officers, directors, agents, consultants, partners, joint venturers, or other persons associated with Defendant, its parent corporation, its predecessors, successors, or direct and indirect subsidiaries of which Defendant, its parent corporation, and/or direct or indirect subsidiaries of which Defendant and/or its parent corporation becomes aware. Defendant shall establish and/or maintain existing procedures by which Defendant's officers, employees or agents, including those persons responsible for administering its compliance and hotline programs, as well as its internal or external auditors, and senior management personnel shall report all such allegations to a Compliance Officer. These disclosures to the United States Attorneys offices shall be made within 60 days of that date on which Defendant and/or Olsten becomes aware of such misconduct.

            12. If the Courts accept this Plea Agreement, and Defendant and Olsten comply with this Agreement, including the cooperation described in Paragraphs 9 and 10, the United States agrees not to prosecute Defendant and Olsten, its previous or current parent corporations, its predecessors, successors, or direct or indirect subsidiaries or entities in which they have or had any ownership interest, for other possible criminal offenses arising from or relating to the matters covered by the Informations (Relevant Offenses).

            13. The promises not to prosecute referred to in Paragraph 12 do not extend to any individual, including any current or former officer, director, employee or agent of the Defendant or Olsten.

            14. Defendant and Olsten agree that any failure to provide full and complete cooperation as described in Paragraphs 9 and 10 above will be a breach of this Plea Agreement and will empower the United States to seek to set aside the Plea Agreement and to pursue all possible violations against the Defendant. However, Defendant and Olsten shall be entitled to receive reasonable notice in writing from the United States to Defendant's and Olsten's General Counsel of the specific circumstances constituting an alleged failure to provide the cooperation required by this Plea Agreement and shall have 30 days from receipt of such written notice, unless the United States determines that less time is necessary, to cure any such failure before the United States initiates any action to set aside this Plea Agreement. In the event this Plea Agreement is set aside pursuant to this Paragraph and a prosecution is initiated, the admissibility of certain statements made by Defendant and Olsten shall be governed by Paragraph 24 below.

            15. Defendant and Olsten agree that this Plea Agreement shall not prevent, preclude or prejudice the United States from proceeding in the future with investigations and prosecutions of any federal criminal violations which may be committed after the date of execution of this Agreement by Defendant, Olsten, or by any of their officers, directors, employees and/or agents.

            16. This Plea Agreement is binding on the United States Department of Justice, including all the offices of United States Attorneys. This Plea Agreement does not bind the Internal Revenue Service of the United States Department of Treasury or Defendant or Olsten with respect to any civil or criminal liability, if any, of Defendant, or its previous or current parent corporation, for federal income or other taxes. The provisions of this Plea Agreement do not preclude the United States from prosecuting Defendant and/or Olsten for any violations of 18 U.S.C. Section 1501 et seq., 18 U.S.C. Section 4 or any Title 26 and Title 18 offense in connection with the enforcement of federal revenue laws, including but not limited to conspiracies to commit such offenses and conspiracies to defraud the United States by impeding, impairing, obstructing and defeating the lawful function of the United States Treasury and the Internal Revenue Service in the ascertainment, computation, assessment or collection of revenue.

            17. Defendant agrees that all costs (as defined in the Federal Acquisition Regulations ("FAR") ss. 31.205-47 and in Titles XVIII and XIX of the Social Security Act, 42 U.S.C. ss.ss. 1395 et. seq. and ss.ss. 1396 et. seq., and the regulations promulgated thereunder) incurred by or on behalf of Defendant and/or Olsten, in connection with (1) the government's investigations, and Defendant's and/or Olsten's investigations and defense, of the matters covered by this Agreement; (2) the negotiation of this Plea Agreement; (3) any corrective action undertaken by Defendant and Olsten pursuant to this Plea Agreement; and (4) the payments made to the United States pursuant to this Plea Agreement, shall be unallowable costs for government contract accounting and for Medicare, Medicaid, CHAMPUS and FEHBP reimbursement purposes.

            18. Defendant and Olsten have taken and agree to take the following remedial actions:

             a. Olsten has established an employee hotline by which its officers and employees can report any facts or circumstances which the officer or employee believes may constitute misconduct which may violate federal law; and

             b. Upon acceptance of this Plea Agreement by the Courts and execution of the Civil and Administrative Settlement Agreement, Defendant and Olsten agree to adopt and apply the Corporate Integrity Agreement, which is incorporated in the Civil and Administrative Settlement, to all of the health care facilities and lines of business located in the United States that they own or operate.

            19. Defendant and Olsten agree that they will, within 120 days of acceptance of this Plea Agreement, reaffirm, in writing, corporate procedures and policies which shall prohibit their corporate directors, officers, employees and agents from engaging in the practices described in the Informations and in the Civil and Administrative Settlement.

            20. Defendant and Olsten shall, within 90 days of acceptance of this Plea Agreement, file with the Department of Justice signed certifications from each of their corporate officers and all other officers and employees principally responsible for negotiating contracts with potential referral sources, all personnel responsible for approving such activities, and all directors, managers and supervisors of employees responsible for preparing or submitting billings to government agencies or private payors, acknowledging that each has received and read a copy of this Plea Agreement, the Informations, and the Civil and Administrative Settlement.

            21. Defendant and Olsten shall, within 120 days of acceptance of this Plea Agreement, conduct instructional meetings for all personnel described in Paragraph 20 above, at which meetings outside legal counsel, ethics officers and auditors shall thoroughly explain and review these criminal and civil proceedings and the corporate procedures and policies described in Paragraph 18 above.

            22. Defendant and Olsten agree that neither of them will file for voluntary bankruptcy protection within 90 days after making the payments described in Paragraphs 5 and 6 above.

            23. If this Plea Agreement or any material provision thereof, including the sentences agreed-upon in Paragraphs 5, 6 and 7 above, is rejected by any district court, the parties shall be released from their obligations under this Plea Agreement and it shall be null and void. It is further agreed that, in this event, Defendant may withdraw any of its plea of guilty if such a plea has been entered, and that the United States may move to dismiss the Informations without prejudice. The Defendant will have no objection to such dismissal, nor any objection, on the basis of such dismissal or on the basis of the voiding of this Plea Agreement, to the continuation of the investigation or the return of any indictment. It is further agreed, that if this Plea Agreement is rejected, the admissibility against Defendant or Olsten of any statements made by Defendant or Olsten or their representatives during the course of and in furtherance of the plea discussions will be determined under Rule 11(e)(6) of the Federal Rules of Criminal Procedure and Rule 410 of the Federal Rules of Evidence, and the terms of all agreements previously entered between Olsten and the United States. Defendant acknowledges that all leads derived from such statements may be used against Defendant or Olsten in any subsequent proceeding.

            24. If Defendant fails to comply with any material provision of this Plea Agreement and a district court either sets aside this Plea Agreement or declares this Plea Agreement null and void, the Defendant and Olsten will be subject to prosecution for the criminal violations alleged in the Informations and/or any other violations for which prosecution would otherwise be barred by Paragraph 12 ("Relevant Offenses"). In any such prosecution, the admissibility against Defendant of any statements made by legal representatives of Defendant or Olsten in connection with the negotiation of this Plea Agreement, or pursuant to its terms will be determined under Rule 11(e)(6) of the Federal Rules of Criminal Procedure, Rule 410 of the Federal Rules of Evidence, and the terms of all agreements previously entered between Defendant and/or Olsten and the United States. All leads derived from such statements may be used against the Defendant. Statements made by other employees of Defendant or Olsten whose testimony is provided pursuant to Paragraph 10 above shall be admissible notwithstanding Rule 11 and Rule 410.

            25. In the event this Plea Agreement is set aside for any reason, Defendant shall be entitled to the return of payments made to the United States under this Plea Agreement as set forth in Paragraphs 5 and 6 above.

            26. Defendant and Olsten agree that all criminal statutes of limitations for the Relevant Offenses shall be tolled from September 1, 1998, until the date on which the Courts accept or reject this Plea Agreement. In addition, in the event that this Plea Agreement is set aside pursuant to Paragraph 24 above, Defendant and Olsten agree that the statutes of limitations for the Relevant Offenses further shall be tolled from the time of acceptance of this Plea Agreement until the date on which the Plea Agreement may be set aside.

            27. Defendant and Olsten waive and will not assert any defenses they may have, based in whole or in part on the Double Jeopardy Clause of the Fifth Amendment, or under the Excessive Fines Clause of the Eight Amendment, to criminal prosecutions in which this Plea Agreement has been entered, or to any prosecutions, or civil or administrative proceeding pursuant to the terms of this Plea Agreement, or of the Civil and Administrative Settlement. Nothing in this agreement waives any rights that Defendant may have under the Double Jeopardy or Excessive Fines Clause to any subsequent prosecution, civil or administrative proceeding, that relates to the Relevant Offenses.

            28. Defendant is pleading guilty because it is guilty of the crimes charged in the Informations.

            29.  The  Defendant  is aware that  Title 18,  United  States  Code,
Section 3742 affords Defendant the right to appeal the sentence imposed in this case. Acknowledging this, in exchange for the undertakings made by the United States in this Plea Agreement, Defendant hereby waives all rights conferred by Title 18, United States Code, Section 3742 to appeal any sentence imposed, including any restitution order, or to appeal the manner in which the sentence was imposed, unless the sentence exceeds the maximum permitted by statute or is the result of any upward departure from the guideline range the court establishes at sentencing. Defendant further understands that nothing in this Plea Agreement shall affect the government's right and/or duty to appeal as set forth in Title 18, United States Code, Section 3742(b). However, if the United States appeals Defendant's sentence pursuant to Section 3742(b), Defendant shall be released from the above waiver of appellate rights. Defendant understands that, although Defendant will be sentenced in conformity with the Sentencing Guidelines, by this agreement, Defendant waives the right to appeal the sentence on the basis that the sentence is the result of an incorrect application of the Sentencing Guidelines.

            30. Defendant agrees that a person who is a senior executive officer of both Defendant and Olsten will appear to enter the guilty plea and for the imposition of sentence. Defendant and Olsten also expressly agree that they will not, and will instruct their representatives not to, make any public statements or representations which are in any way contrary to the Defendant's admission of guilt in this Plea Agreement.

            31. This is the entire Plea Agreement between the United States and Defendant. Except as provided in the Civil and Administrative Settlement, particularly as the Settlement relates to the ability of Defendant, Olsten, and its related entities, to participate in federally-funded programs, no other promises, representations or inducements have been made to the Defendant or its attorneys and none will be made unless in writing and signed by all parties.

AGREED AND ACCEPTED:

KIMBERLY HOME HEALTH CARE, INC.



/s/ William P. Constantini
------------------------------
WILLIAM P. CONSTANTINI
EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL,
OLSTEN CORPORATION
EXECUTIVE VICE PRESIDENT
KIMBERLY HOME HEALTH CARE, INC.



/s/ Stuart M. Gerson, Esquire
------------------------------
STUART M. GERSON, ESQUlRE
EPSTEIN BECKER & GREEN, PC



/s/ Phillip A. Bradley, Esquire
------------------------------
PHILLIP A. BRADLEY, ESQUIRE
LONG ALDRIDGE & NORMAN LLP

                                                     Respectfully Submitted,


THOMAS E. SCOTT
UNITED STATES ATTORNEY


/s/ Angel A. Cortinas
------------------------------
ANGEL A. CORTINAS
Assistant United States Attorney
Florida Bar No.  797529


CHARLES R. WILSON
UNITED STATES ATTORNEY


/s/ Robert T. Monk
------------------------------
ROBERT T. MONK
Assistant United States Attorney


RICHARD H. DEANE, JR.
UNITED STATES ATTORNEY


/s/ Russell G. Vineyard
------------------------------
RUSSELL G. VINEYARD
Assistant United States Attorney
Georgia Bar No.  727890

/s/ Randy S. Chartash
------------------------------
RANDY S. CHARTASH
Assistant United States Attorney
Georgia Bar No.  121760


JOSHUA R. HOCHBERG
CHIEF, FRAUD SECTION
Criminal Division
U.S. Department of Justice


/s/ Ann Arbor
------------------------------
ANN ARBOR
Senior Litigation Counsel